UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2023

TRIUMPH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

899 Cassatt Road, Suite 210,
Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip Code)

(610) 251-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	TGI	New York Stock Exchange
Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On February 27, 2023, Triumph Group, Inc. (“Triumph” or the “Company”) issued a press release announcing its intention to commence a private offering of $1.2 billion aggregate principal amount of senior secured first lien notes due 2028 (the “Senior Secured Notes,” and such offering, the “Senior Secured Notes Offering”). The Senior Secured Notes will be guaranteed by the same guarantors that guarantee certain of Triumph’s other indebtedness. A copy of the Company’s press release with respect to the Senior Secured Notes Offering is filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

The Senior Secured Notes will be offered and sold only to persons reasonably believed to be qualified institutional buyers, as defined in, and in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and to non-U.S. persons in offshore transactions outside the United States in reliance on Regulation S under the Securities Act. Neither the Senior Secured Notes nor the guarantees thereof will be registered under the Securities Act or any other securities laws of any jurisdiction and will not have the benefit of any exchange offer or other registration rights. The Senior Secured Notes may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

In addition, on February 27, 2023, Triumph announced the commencement of a cash tender offer (the “Tender Offer”) to purchase any and all of its outstanding 6.250% Senior Secured Notes due 2024. A copy of the press release announcing the Tender Offer, and which describes the Tender Offer in greater detail, is hereby incorporated by reference and attached hereto as Exhibit 99.2.

This report does not constitute an offer to sell, or a solicitation of an offer to buy, any security and it does not constitute a notice of redemption with respect to any security. No offer, solicitation, or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated February 27, 2023, announcing commencement of the Senior Secured Notes Offering
99.2	Press release dated February 27, 2023, announcing commencement of the Tender Offer
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 27, 2023	TRIUMPH GROUP, INC.

		By:	/s/ Thomas A. Quigley, III
Thomas A. Quigley, III
Vice President, Investor Relations, Mergers & Acquisitions and Treasurer